EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of April 17, 2001

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 51	F&G 780 MOD II	300	Forest Oil		Eugene Island 273	Damaged in blowout and subsequent fire. Rig likely to be down for repairs at least eight months, pending further review
ENSCO 54	F&G 780 MOD II	300	El Paso	Low 50's	Viosca Knoll 159	5/01
ENSCO 55	F&G 780 MOD II	300	Forest Oil	Low 50's	Eugene Island 273	4/01
ENSCO 60	Levingston 111-C	300	Apache	High 40's	Ship Shoal 189	5/01
ENSCO 64	MLT 53	250	Apache	Low 30's	Mat Island 634	Next to shipyard for upgrade in late April
ENSCO 67	MLT 84 Class	400	ADTI	Low 50's	E. Cameron 368	Next to W & T Offshore in April, mid 60's, then market rates starting 6/01
ENSCO 68	MLT 84 Class	350	Shipyard			6/01
ENSCO 69	MLT 84 Class	400	Samedan	High 50's	Vermillion 371	7/01
ENSCO 81	MLT 116-C	350	Houston Expl.	Mid 60's	Mustang Island A-31	6/01
ENSCO 82	MLT 116-C	300	BP	Mid 50's	Mustang Island 635	7/01
ENSCO 83	MLT 82 SD-C	250	Houston Expl.	High 40's	High Island 138	6/01
ENSCO 84	MLT 82 SD-C	250	Hunt	Low 50's	Vermillion 49	6/01
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	High 40's	Mobile Bay 822	Month to month
ENSCO 87	MLT 116-C	350	Walter O&G	Low 60's	W. Delta 106	5/01
ENSCO 88	MLT 82 SD-C	250	ExxonMobil	High 40's	Galveston 209	Month to month
ENSCO 89	MLT 82 SD-C	250	ExxonMobil	High 40's	S. Timbalier 55	Month to month
ENSCO 90	MLT 82 SD-C	250	Bois d' Arc	High 40's	S. Pelto 5	10/01, market rates
ENSCO 93	MLT 82 SD-C	250	BP	High 40's	Mat Island 622	9/01, market rates
ENSCO 94	Hitachi C-250	250	ExxonMobil	High 40's	W. Delta 30	Next to shipyard in June
ENSCO 95	Hitachi C-250	250	Chevron	Low 50's	S. Timbalier 128	Well to well
ENSCO 98	MLT 82 SD-C	250	UNOCAL	High 40's	Vermillion 66	4/02, market rates
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 40's	Main Pass 114	Month to month

Semisubmersible
ENSCO 7500	Semisubmersible	7500	Burlington	Low 180's	Atwater Valley 353	3 yr. contract

Platform Rigs
ENSCO 21	2000 HP API		Available		Amelia, LA	4/01
ENSCO 22	2000 HP API		Available		Amelia, LA	4/01
ENSCO 23	2000 HP API		Available		Amelia, LA	4/01
ENSCO 24	2000 HP API		ExxonMobil	Mid 20's	S. Pass 89	5/01
ENSCO 25	3000 HP API		Texaco	High Teens	Viosca Knoll 786	5/01
ENSCO 26	3000 HP API		ExxonMobil	Low 30's	Aliminos Canyon 25	9/01
ENSCO 29	3000 HP API		Texaco	Low 20's	W. Delta 109	9/01

North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 70's	Denmark 5603/28-4	Sep. 01
ENSCO 71	Hitachi K1032N	225	Maersk	Low 50's	Denmark Dan Field	Aug. 02, rate increases to low 70's in June 01
ENSCO 72	Hitachi K1025N	225	Burlington	Low 60's	UK - Irish Sea	Jul. 01
					113/26A
ENSCO 80	MLT-116-CE	225	Inspection	N/A	Shipyard	Next to HRL, low 60's, late April - Aug. 01
ENSCO 85	MLT-116-C	225	BP	Low 60's	Dutch Rijn p/15-A	Next to Clyde, high 60's, Aug.-Oct 01
ENSCO 92	MLT-116-C	225	Inspection	N/A	Shipyard	Next to Conoco, market rates
ENSCO 100	MLT-150-88	325	VEBA	Low 40's	Dutch F2/A2	Jul. 01; options at same rate to Oct. 01
ENSCO 101	KFELS MOD V	400	DONG	Low 90's	Denmark 5604/20-B	Apr. 02

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	BP	High 30's	West Java Sea,	Jan. 02
					Indonesia
ENSCO 52	F&G 780 Mod II	300	Shell Thailand	Low 50's	Nuang Nuan, Thailand	Jun. 01
ENSCO 53	F&G 780 Mod II	300	VietsovPetro	Low 30's	White Tiger Field,	Aug. 01
					Vietnam
ENSCO 56	F&G 780 Mod II	300	Apache Energy	Low 70's	WA-20L, Australia	Nov. 01
ENSCO 57	F&G 780 Mod II	300	Unocal	Mid 20's	Pailin Field, Thailand	Jan. 02
ENSCO 96	Hitachi C-250	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Jul. 01
ENSCO 97	MLT 82-SD-C	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Sep. 01

South America
ENSCO I	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	Apr. 04; Assigned to PDVSA, Jan. 01 - Jul. 01
ENSCO II	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	May 04
ENSCO III	Barge Rig		Chevron	Low 40's	Lake Maracaibo	Jul. 04
ENSCO V	Barge Rig		available		Lake Maracaibo
ENSCO VI	Barge Rig		available		Lake Maracaibo
ENSCO XI	Barge Rig		available		Lake Maracaibo
ENSCO XII	Barge Rig		available		Lake Maracaibo
ENSCO XIV	Barge Rig		stacked		Lake Maracaibo
ENSCO XV	Barge Rig		stacked		Lake Maracaibo